Promissory Note

Jacksonville, Florida

$310,000 November 8, 2005

SuperStock, Inc., a Florida corporation, (the "**Borrower**"), for value received, hereby promises to pay to the order of Ahab Partners, L.P. (the "**Lender**"), the principal amount of $310,000 or, if less, the aggregate unpaid principal amount outstanding with regard to the Lender pursuant to the Loan Agreement to which this Promissory Note is attached as Exhibit 1(b). The aggregate principal amount and interest thereon shall be due and payable as provided in such Loan Agreement. Except as otherwise provided in the Loan Agreement, all such principal and interest shall be payable in lawful money of the United States of America in immediately available funds at the office of the Lender as provided in the Loan Agreement.

This Note is the "promissory note" referred to in the Loan Agreement and is entitled to the benefits thereof. This Note is subject to prepayment and its maturity is subject to acceleration upon the terms provided in the Loan Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Borrower agrees to pay on demand all costs and expenses, if any, including counsel fees and expenses, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the day and year and time first above written.

SuperStock, Inc.

By: Thomas V. Butta

Name: THOMAS V. BUTTA

Title: CEO

Promissory Note

Jacksonville, Florida

$380,000 November 8, 2005

SuperStock, Inc., a Florida corporation, (the "**Borrower**"), for value received, hereby promises to pay to the order of Ahab International, Ltd. (the "**Lender**"), the principal amount of $380,000 or, if less, the aggregate unpaid principal amount outstanding with regard to the Lender pursuant to the Loan Agreement to which this Promissory Note is attached as Exhibit 1(b). The aggregate principal amount and interest thereon shall be due and payable as provided in such Loan Agreement. Except as otherwise provided in the Loan Agreement, all such principal and interest shall be payable in lawful money of the United States of America in immediately available funds at the office of the Lender as provided in the Loan Agreement.

This Note is the "promissory note" referred to in the Loan Agreement and is entitled to the benefits thereof. This Note is subject to prepayment and its maturity is subject to acceleration upon the terms provided in the Loan Agreement.

The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

Borrower agrees to pay on demand all costs and expenses, if any, including counsel fees and expenses, in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed as of the day and year and time first above written.

SuperStock, Inc.

COPY

By: ______________________
Name: THOMAS V. BUTTA
Title: CEO